Putnam
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Growth Fund posted a decline during the fiscal year ended April 30, 2002. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance, including the reasons for its negative results, and will offer a view of prospects for the fiscal year that has just begun.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Growth Team

April 30, 2002, marked the close of a difficult period for Putnam Growth Fund, one marked by recession, economic uncertainty, and a declaration of war on terrorism. Many corporations in the United States, led by dramatic losses in the technology and telecommunications sectors, continued to struggle, as the economy's slowdown became outright stagnation. After the terrorist attacks on September 11, equity markets across the globe plummeted. The highly publicized Enron/Arthur Andersen accounting scandal only served to exacerbate matters, as already nervous investors sought the relative safety of money market funds and fixed-income securities. While the technology sector was able to stage a significant rebound in the fourth quarter of 2001, it stumbled somewhat in April. Although the U.S. economy as a whole appears to be recovering, it has been a gradual process, and the gains made to date were not substantial enough to counteract the negative impact of this volatile environment. This volatility is reflected in the fund's disappointing results for the fiscal year and the fact that it underperformed its benchmark, the Russell 1000 Growth Index (details on page 9). However, we believe that a more favorable environment for growth stocks lies ahead and are positioning the fund to take advantage of it.

Total return for 12 months ended 4/30/02

       Net asset value           Public offering price
-----------------------------------------------------------------------
          -24.97%                      -29.32%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and calculation methods begin on page 9.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals         18.9%

Retail                  10.8%

Electronics              9.5%

Software                 7.0%

Conglomerates            5.0%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


* TECHNOLOGY AND TELECOMMUNICATIONS SECTORS GENERALLY SUFFERED

During the first two quarters of your fund's fiscal year, the technology sector continued to struggle as the rapid slowdown in technology-related capital spending persisted throughout the period. Although the final three months of 2001 brought about an improving market environment and a surge in stocks as investors reacted enthusiastically to government efforts to stimulate the economy, this negative capital spending trend will need to be reversed before technology growth stocks are to make any significant and sustainable gains. In early 2002, the market rally came to an end, even as the economic picture appeared to brighten considerably. Evidence began to emerge that a recovery could be underway, as the unemployment rate flattened, and the manufacturing sector grew for the first time in nearly two years. While these positive economic reports prompted several rallies, they often gave way to subsequent declines as concerns about corporate profits lingered. After significant strength in late 2001, stock market performance in the first three months of 2002 was generally flat.

Your fund, like its benchmark, invested almost 30% of its portfolio in technology stocks over the period, which led to substantial losses. Micromuse Inc., Check Point Software Technology, and Comverse Technology Inc. all were down over 50% for the year. We have since sold our holdings in Micromuse and Comverse, but believe that as the recovery progresses, our remaining technology holdings, as well as the sector as a whole, stand to benefit. On the other hand, your fund's avoidance of wireless communications companies, for example, such as AT&T Wireless, Voicestream Wireless, and Worldcom Inc. helped limit your fund's losses: all three wireless companies reported losses for the year.

* HEALTH-CARE AND PHARMACEUTICAL HOLDINGS PRODUCED MIXED RESULTS

Another area with a significant weighting is the health care and pharmaceuticals industry; these two sectors together make up almost 21% of your fund's portfolio. During the annual period, performance was dampened by weakness in some of our health-care holdings. Biotechnology service company Invitrogen Corporation and drug companies King Pharmaceuticals and Schering-Plough experienced declines. This is partially attributable to a number of challenges that pharmaceutical companies have faced recently, including a slower and more stringent FDA approval process, disappointing sales for several key drugs, and increasing competition from generic drug companies. When patents expire for brand-name drugs, the companies that produce them often experience declines in sales as consumers turn to the less expensive generic versions of the drugs. However, we remain optimistic about the long-term prospects for these companies, which we believe are fundamentally strong, and about prospects for the health-care sector as a whole. Several companies in these sectors performed well over the reporting period; Wyeth and Trigon Healthcare Inc. were among our best-performing holdings.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

General Electric Co.
Conglomerates

Intel Corp.
Electronics

American International Group, Inc.
Insurance

Wal-Mart Stores, Inc.
Retail

Johnson & Johnson
Pharmaceuticals

Cisco Systems, Inc.
Communications equipment

Philip Morris Companies, Inc.
Tobacco

Lilly (Eli) & Co.
Pharmaceuticals

Footnote reads:
These holdings represent 34.4% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


* AEROSPACE, CONSUMER STAPLES HOLDINGS HELPED LIMIT LOSSES

After the September 11 attacks, the United States renewed its interest in national defense, and security and aerospace companies felt the effects almost immediately. Potential increases in national defense spending helped boost the valuations of defense contractors Lockheed Martin Corp. and Northrop Grumman Corp. over the period, and our positions gained 42% and 31%, respectively. Some companies found within the consumer staples area also produced attractive returns. Pepsi Bottling Group and Philip Morris Companies both contributed positively to performance. However, the consumer staples sector historically comprises slow-growth companies and by underweighting the sector as a whole we missed some opportunities, such as Coca-Cola Company, whose stock recorded a 54% gain.

* OUTLOOK CAUTIOUSLY OPTIMISTIC DURING GRADUAL ECONOMIC RECOVERY

In the coming months, we anticipate that the economic recovery the U.S. government and Federal Reserve Board worked to stimulate in 2001 will begin to take firmer hold. Interest rates are currently at a 40-year low and we believe they will remain close to that level for some time as the economy returns to growth and more corporations begin returning to profitability. We are maintaining our somewhat defensive posture in the fund with overweight positions in the financials, consumer cyclicals, and health-care sectors. We believe that the economy will recover gradually as improving profitability and continuing low inflation create a more suitable environment for growth stock investing.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam Large-Cap Growth Team. The members of the team are C. Beth Cotner, Tony Elavia, Jeffrey Lindsey, David Santos, and Anthony Sellitto.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Growth Fund is designed for investors seeking long-term capital appreciation from a diversified portfolio of U.S. growth stocks.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                                                    Russell 1000      Consumer
                            NAV            POP      Growth Index    price index
-------------------------------------------------------------------------------
1 year                   -24.97%        -29.32%        -20.10%          1.53%
-------------------------------------------------------------------------------
Life of fund
(since 5/4/98)           -21.75         -26.26         -13.07          10.46
Annual average            -5.97          -7.36          -3.45           2.52
-------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/02*
-------------------------------------------------------------------------------
Share value:                                                 NAV            POP
-------------------------------------------------------------------------------
4/30/01                                                    $8.13          $8.63
-------------------------------------------------------------------------------
4/30/02                                                     6.10           6.47
-------------------------------------------------------------------------------

*The fund made no distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 3/31/02(most recent calendar quarter)

                                                            NAV            POP
-------------------------------------------------------------------------------
1 year                                                    -8.17%        -13.45%
-------------------------------------------------------------------------------
Life of fund
(since 5/4/98)                                           -14.95         -19.85
Annual average                                            -4.06          -5.51
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns reflect the current maximum initial sales charge of 5.75%. This fund is currently sold on a limited basis and has limited assets and expenses. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/4/98

              Fund's class A         Russell 1000         Consumer price
Date           shares at POP         Growth Index             index

5/4/98            9,425                10,000                10,000
10/31/98          8,969                10,076                10,086
4/30/99          11,552                12,588                10,228
10/31/99         12,871                13,527                10,345
4/30/00          16,087                16,059                10,542
10/31/00         15,510                14,789                10,702
4/30/01           9,828                10,880                10,880
10/31/01          7,568                 8,882                10,929
4/30/02          $7,374                $8,693               $11,046

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.


COMPARATIVE BENCHMARKS

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust
and Shareholders of Putnam Growth Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Growth Fund (the "fund") at April 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 10, 2002



THE FUND'S PORTFOLIO
April 30, 2002

COMMON STOCKS (96.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.3%)
-------------------------------------------------------------------------------------------------------------------
                365 Lockheed Martin Corp.                                                             $      22,959
                133 Northrop Grumman Corp.                                                                   16,048
                                                                                                      -------------
                                                                                                             39,007

Banking (2.6%)
-------------------------------------------------------------------------------------------------------------------
                491 Bank of New York Company, Inc. (The)                                                     17,966
                233 Fifth Third Bancorp                                                                      15,981
                470 U.S. Bancorp                                                                             11,139
                                                                                                      -------------
                                                                                                             45,086

Beverage (2.8%)
-------------------------------------------------------------------------------------------------------------------
                200 Anheuser-Busch Companies, Inc.                                                           10,600
                375 Pepsi Bottling Group, Inc. (The)                                                         10,740
                495 PepsiCo, Inc.                                                                            25,691
                                                                                                      -------------
                                                                                                             47,031

Biotechnology (2.8%)
-------------------------------------------------------------------------------------------------------------------
                565 Amgen, Inc. (NON)                                                                        29,877
                 27 Applera Corporation - Applied Biosystems Group                                              462
                181 Invitrogen Corp. (NON)                                                                    6,277
                329 MedImmune, Inc. (NON)                                                                    10,989
                                                                                                      -------------
                                                                                                             47,605

Broadcasting (2.0%)
-------------------------------------------------------------------------------------------------------------------
                272 Clear Channel Communications, Inc. (NON)                                                 12,770
                779 Echostar Communications Corp. Class A (NON)                                              21,189
                                                                                                      -------------
                                                                                                             33,959

Communications Equipment (3.4%)
-------------------------------------------------------------------------------------------------------------------
              3,105 Cisco Systems, Inc. (NON)                                                                45,488
                435 QUALCOMM, Inc. (NON)                                                                     13,120
                                                                                                      -------------
                                                                                                             58,608

Computers (3.1%)
-------------------------------------------------------------------------------------------------------------------
                692 Dell Computer Corp. (NON)                                                                18,227
                830 EMC Corp. (NON)                                                                           7,586
                 87 IBM Corp.                                                                                 7,287
                338 McDATA Corp. Class A (NON)                                                                2,295
                320 Network Appliance, Inc. (NON)                                                             5,584
                276 QLogic Corp. (NON)                                                                       12,615
                                                                                                      -------------
                                                                                                             53,594

Conglomerates (5.0%)
-------------------------------------------------------------------------------------------------------------------
              2,443 General Electric Co.                                                                     77,077
                400 Tyco International, Ltd. (Bermuda)                                                        7,380
                                                                                                      -------------
                                                                                                             84,457

Consumer Finance (1.0%)
-------------------------------------------------------------------------------------------------------------------
                290 Household International, Inc.                                                            16,904

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
                213 Colgate-Palmolive Co.                                                                    11,291

Electronics (9.5%)
-------------------------------------------------------------------------------------------------------------------
                215 Alpha Industries, Inc. (NON)                                                              2,634
                250 Broadcom Corp. Class A (NON)                                                              8,625
                120 Brooks Automation, Inc. (NON)                                                             4,278
                216 Celestica, Inc. (Canada) (NON)                                                            5,983
                308 Integrated Device Technology, Inc. (NON)                                                  8,636
              2,386 Intel Corp.                                                                              68,263
                331 Jabil Circuit, Inc. (NON)                                                                 6,756
                339 Linear Technology Corp.                                                                  13,174
                290 Marvell Technology Group, Ltd. (Bermuda) (NON)                                           10,440
                275 Maxim Integrated Products, Inc. (NON)                                                    13,695
                276 Micron Technology, Inc. (NON)                                                             6,541
                220 PMC - Sierra, Inc. (NON)                                                                  3,423
                568 RF Micro Devices, Inc. (NON)                                                              9,883
                                                                                                      -------------
                                                                                                            162,331

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
                140 BJ Services Co. (NON)                                                                     5,144
                438 Rowan Companies, Inc.                                                                    11,116
                                                                                                      -------------
                                                                                                             16,260

Entertainment (1.8%)
-------------------------------------------------------------------------------------------------------------------
                638 Viacom, Inc. Class B (NON)                                                               30,050

Financial (2.2%)
-------------------------------------------------------------------------------------------------------------------
                536 Citigroup, Inc.                                                                          23,209
                210 Freddie Mac                                                                              13,724
                                                                                                      -------------
                                                                                                             36,933

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
                296 Kraft Foods, Inc. Class A                                                                12,147

Gaming & Lottery (0.6%)
-------------------------------------------------------------------------------------------------------------------
                170 International Game Technology (NON)                                                      10,702

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
                215 HCA, Inc.                                                                                10,275
                120 Trigon Healthcare, Inc. (NON)                                                            12,079
                 99 WellPoint Health Networks, Inc. (NON)                                                     7,433
                                                                                                      -------------
                                                                                                             29,787

Insurance (2.8%)
-------------------------------------------------------------------------------------------------------------------
                697 American International Group, Inc.                                                       48,177

Investment Banking/Brokerage (1.2%)
-------------------------------------------------------------------------------------------------------------------
                127 Goldman Sachs Group, Inc. (The)                                                          10,001
                244 Merrill Lynch & Company, Inc.                                                            10,233
                                                                                                      -------------
                                                                                                             20,234

Leisure (0.7%)
-------------------------------------------------------------------------------------------------------------------
                228 Harley-Davidson, Inc.                                                                    12,082

Media (1.8%)
-------------------------------------------------------------------------------------------------------------------
                766 AOL Time Warner, Inc. (NON)                                                              14,569
                656 Fox Entertainment Group, Inc. Class A (NON)                                              15,482
                                                                                                      -------------
                                                                                                             30,051

Medical Technology (2.4%)
-------------------------------------------------------------------------------------------------------------------
                323 Baxter International, Inc.                                                               18,379
                417 Medtronic, Inc.                                                                          18,636
                109 Zimmer Holdings, Inc. (NON)                                                               3,783
                                                                                                      -------------
                                                                                                             40,798

Oil & Gas (0.7%)
-------------------------------------------------------------------------------------------------------------------
                280 EOG Resources, Inc.                                                                      11,914

Pharmaceuticals (18.9%)
-------------------------------------------------------------------------------------------------------------------
                160 Abbott Laboratories                                                                       8,632
                163 Allergan, Inc.                                                                           10,743
                241 Andrx Group (NON)                                                                        10,898
                254 Enzon, Inc. (NON)                                                                         9,459
                728 Johnson & Johnson                                                                        46,490
                560 King Pharmaceuticals, Inc. (NON)                                                         17,550
                525 Lilly (Eli) & Co.                                                                        34,676
                405 Merck & Company, Inc.                                                                    22,008
              2,459 Pfizer, Inc.                                                                             89,385
                361 Pharmacia Corp.                                                                          14,884
                851 Schering-Plough Corp.                                                                    23,232
                595 Wyeth                                                                                    33,915
                                                                                                      -------------
                                                                                                            321,872

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
                594 Starbucks Corp. (NON)                                                                    13,555

Retail (10.8%)
-------------------------------------------------------------------------------------------------------------------
                525 Bed Bath & Beyond, Inc. (NON)                                                            19,514
              1,103 Foot Locker, Inc. (NON)                                                                  17,372
                480 Home Depot, Inc. (The)                                                                   22,258
                355 Kohl's Corp. (NON)                                                                       26,164
                522 Lowe's Companies, Inc.                                                                   22,075
              1,075 Office Depot, Inc. (NON)                                                                 20,576
                100 Ross Stores, Inc.                                                                         4,061
                843 Wal-Mart Stores, Inc.                                                                    47,090
                 80 Williams-Sonoma, Inc. (NON)                                                               4,608
                                                                                                      -------------
                                                                                                            183,718

Semiconductor (2.2%)
-------------------------------------------------------------------------------------------------------------------
                374 Applied Materials, Inc. (NON)                                                             9,096
                126 Cymer, Inc. (NON)                                                                         5,956
                243 KLA-Tencor Corp. (NON)                                                                   14,330
                185 Novellus Systems, Inc. (NON)                                                              8,769
                                                                                                      -------------
                                                                                                             38,151

Software (7.0%)
-------------------------------------------------------------------------------------------------------------------
                446 Check Point Software Technologies, Ltd. (Israel) (NON)                                    8,095
              1,715 Microsoft Corp. (NON)                                                                    89,626
                586 Oracle Corp. (NON)                                                                        5,883
                200 PeopleSoft, Inc. (NON)                                                                    4,634
                450 Siebel Systems, Inc. (NON)                                                               10,886
                                                                                                      -------------
                                                                                                            119,124

Technology Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
                300 Automatic Data Processing, Inc.                                                          15,252
                527 KPMG Consulting, Inc. (NON)                                                               9,223
                                                                                                      -------------
                                                                                                             24,475

Tobacco (2.3%)
-------------------------------------------------------------------------------------------------------------------
                715 Philip Morris Companies, Inc.                                                            38,917
                                                                                                      -------------
                    Total Common Stocks (cost $1,603,994)                                             $   1,638,820

SHORT-TERM INVESTMENTS (4.0%) (a) (cost $68,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$            68,000 Interest in $500,000,000 joint tri-party repurchase agreement dated April 30, 2002 with Deutsche Bank
                    Alex.Brown due May 1, 2002 with respect to various
                    U.S. Government obligations -- maturity value of
                    $68,004 for an effective yield of 1.92%                                           $      68,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,671,994) (b)                                           $   1,706,820
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,702,019.

  (b) The aggregate identified cost on a tax basis is $1,696,507, resulting in gross unrealized appreciation and depreciation of $173,959 and $163,646, respectively, or net unrealized appreciation of $10,313.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,671,994) (Note 1)                                            $1,706,820
-------------------------------------------------------------------------------------------
Cash                                                                                    634
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               497
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   25
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       25,492
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                      4,640
-------------------------------------------------------------------------------------------
Total assets                                                                      1,738,108

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     28,881
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              413
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         1,889
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             13
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                4,893
-------------------------------------------------------------------------------------------
Total liabilities                                                                    36,089
-------------------------------------------------------------------------------------------
Net assets                                                                       $1,702,019

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,825,513
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,158,320)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           34,826
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,702,019

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,702,019 divided by 279,159 shares)                                                $6.10
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $6.10)*                                $6.47
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                         $  11,948
-------------------------------------------------------------------------------------------
Interest                                                                                433
-------------------------------------------------------------------------------------------
Securities lending                                                                      132
-------------------------------------------------------------------------------------------
Total investment income                                                              12,513

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     15,046
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,494
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,004
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         40
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               6,468
-------------------------------------------------------------------------------------------
Auditing                                                                             22,203
-------------------------------------------------------------------------------------------
Legal                                                                                 3,108
-------------------------------------------------------------------------------------------
Other                                                                                   109
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (30,978)
-------------------------------------------------------------------------------------------
Total expenses                                                                       21,494
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,569)
-------------------------------------------------------------------------------------------
Net expenses                                                                         18,925
-------------------------------------------------------------------------------------------
Net investment loss                                                                  (6,412)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (333,620)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                         (279,630)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (613,250)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(619,662)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year ended April 30
                                                                         ------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                   $    (6,412)         $    (24,361)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (333,620)             (712,284)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (279,630)             (993,035)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (619,662)           (1,729,680)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From net realized long-term gain on investments                                --              (308,685)
-------------------------------------------------------------------------------------------------------
From return of capital                                                         --                (2,815)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)             (247,734)              157,068
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (867,396)           (1,884,112)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                       2,569,415             4,453,527
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $-- and $--, respectively)                                   $1,702,019           $ 2,569,415
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 May 4, 1998+
operating performance                        Year ended April 30          to April 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.13       $14.51       $10.42        $8.50
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.02)        (.08)        (.07)        (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.01)       (5.27)        4.16         1.94
----------------------------------------------------------------------------------------
Total from
investment operations                  (2.03)       (5.35)        4.09         1.92
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.02)          --           --
----------------------------------------------------------------------------------------
From return of capital                    --         (.01)          --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (1.03)          --           --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.10        $8.13       $14.51       $10.42
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (24.97)      (38.90)       39.25        22.59*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,702       $2,569       $4,454       $2,563
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)            1.00         1.00         1.00          .99*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(b)            (.30)        (.64)        (.55)        (.20)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 93.03       123.30        89.57       108.03*
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 1.44%, 0.76%, 1.13% and 0.94% based on average net assets per class A share for the periods ended April 30, 2002, April 30, 2001, April 30, 2000 and April
    30, 1999, respectively.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002

Note 1
Significant accounting policies

Putnam Growth Fund (the "fund") is a series of Putnam Funds Trust ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund will invest primarily in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer long-term growth potential in excess of market averages. The fund offers class A shares which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the fund had no securities out on loan.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended April 30, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2002, the fund had a capital loss carryover of approximately $1,086,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on April 30, 2010.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2002, the fund reclassified $6,412 to decrease accumulated net investment loss and $6,412 to decrease paid-in-capital. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC, a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2002, the fund's expenses were reduced by $2,569 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

Note 3
Purchases and sales of securities

During the year ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,930,508 and $2,174,864, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      9,743           $  67,394
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                 9,743              67,394

Shares repurchased                             (46,550)           (315,128)
---------------------------------------------------------------------------
Net decrease                                   (36,807)          $(247,734)
---------------------------------------------------------------------------

                                                 Year ended April 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     25,057           $ 330,161
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                27,349             311,500
---------------------------------------------------------------------------
                                                52,406             641,661

Shares repurchased                             (43,378)           (484,593)
---------------------------------------------------------------------------
Net increase                                     9,028           $ 157,068
---------------------------------------------------------------------------

At April 30, 2002, Putnam Investments, LLC owned 256,572 class A shares of the fund (91.9% of class A shares outstanding), valued at $1,565,089.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction)                  Board of Directors of the
                                                                 Environment and Natural Resources
                                                                 Program Steering Committee, John
                                                                 F. Kennedy School of Government,
                                                                 Harvard University. Until 2001,
                                                                 Mr. Curtis was a Member of the
                                                                 Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company).

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 President of the Kathleen and
                                                                 Ronald J. Jackson Foundation
                                                                 (charitable trust). Member of the
                                                                 Board of Overseers of WGBH (public
                                                                 television and radio). Member of the
                                                                 Board of Overseers of the Peabody
                                                                 Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group (a
Trustee since 1997                 Killian Professor of          UK-based holding company with
                                   Economics and                 interests in electric power and
                                   Management and                telecommunications networks), and
                                   Director of the Center        the Whitehead Institute for
                                   for Energy and                Biomedical Research (a non-profit
                                   Environmental Policy          research institution). President of the
                                   Research, Massachusetts       Yale University Council. Prior to
                                   Institute of Technology       February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                President Emeritus of         Chairman, Cambus-Kenneth
(2/25/38),                         Mount Holyoke College         Bloodstock (a limited liability
Trustee since 1992                                               company involved in thoroughbred
                                                                 horse breeding and farming),
                                                                 Director, Northeast Utilities, and
                                                                 Talbots (a distributor of women's
                                                                 apparel). Trustee of Centre College,
                                                                 Trustee of Notre Dame University,
                                                                 and Member of the Oversight
                                                                 Committee of Folger Shakespeare
                                                                 Library.  Prior to September 2000,
                                                                 June 2000, and November 1999,
                                                                 Dr. Kennan was a Director of
                                                                 Chastain Real Estate, Bell Atlantic,
                                                                 and Kentucky Home Life
                                                                 Insurance, respectively.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              The Liberty Corporation (a company
Trustee since 1997                 (a limited liability          engaged in the broadcasting
                                   company engaged in            industry), and Progress Energy, Inc.
                                   timber and farming)           (a utility company, formerly known
                                                                 as Carolina Power & Light). Prior to
                                                                 October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust).

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 and Norske Canada, Inc. (paper
                                                                 manufacturer). Prior to July 2001
                                                                 and October 1999, Mr. Stephens was
                                                                 Chairman of Mail-Well (printing
                                                                 and envelope company) and
                                                                 MacMillan-Bloedel (forest products
                                                                 company), respectively.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
                                   Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)
                                   and New Generation
                                   Advisers, Inc.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Prior to May 2000 and
                                                                 November 1999, Mr. Smith was
                                                                 Chairman and CEO, respectively, of
                                                                 Marsh & McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2002, there were 115 Putnam Funds.


2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.


* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser,
  and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies,
  Inc., the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is
  the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the
  President, Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management
  since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of
  Marsh & McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a
  Director of Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Senior Vice President,                                           Investments, LLC
Assistant Treasurer and
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam
Vice President                                                   Management

C. Beth Cotner                     Since 1998                    Managing Director of Putnam
(12/20/52),                                                      Management
Vice President

Stephen M. Oristaglio              Since 2000                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998,
Vice President                                                   Managing Director at Swiss Bank Corp.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

C. Beth Cotner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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